UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8360 S. Durango Drive, Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Allegiant Travel Company  (the “Company”) is filing this Amendment No. 1 (this “Amendment”), on Form 8-K/A, to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 15, 2011 (the “Original Report”) to disclose the Company’s decision in light of the voting results of the Annual Meeting of Stockholders held on June 14, 2011 (the “Annual Meeting”) as to how frequently the Company will include in its proxy statement an advisory stockholder vote on the compensation of named executive officers, as required by Item 5.07(d) of Form 8-K. The Company reported the voting results of the Annual Meeting in the Original Report.

This Amendment should be read in conjunction with the Original Report. Except for the matters disclosed below, this Amendment does not amend the Original Report in any way and does not modify or update any other disclosures contained in the Original Report.

This Form 8-K/A also includes new disclosures under Item 7.01 of Form 8-K.

Section 5         Corporate Governance and Management

Item 5.07         Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Report, in an advisory vote on the frequency of holding advisory votes on the compensation of the Company’s named executive officers held at the Annual Meeting, 8,521,919 shares voted for one year, 21,616 shares voted for two years, 7,333,891 shares voted for three years, 3,482 shares abstained and there were 739,336 broker non-votes. The Company has considered the outcome of this advisory vote. Although a slight majority of the votes of the Company’s stockholders were cast at the Annual Meeting in favor of holding an annual, non-binding advisory vote on executive compensation, more than 46% of the votes cast on the non-binding advisory “say on pay frequency” proposal were voted in favor of holding the non-binding advisory “say on pay” vote every three years. Further, the Board considered:
The advantage of a longer term perspective that a triennial vote would bring, in light of the significant equity component of the Company’s compensation program with vesting over three or more years, the value of which is directly linked to share performance. Further, a vote every three years provides a longer term compensation history and business performance track record against which to measure management's strategic long-term business decisions and more frequent votes may focus undue attention on the particular year being reported as opposed to the longer term focus the Company is seeking to achieve through its compensation policies..

The strong support for the Company's compensation program evidenced by the stockholders’ 2011 advisory “say on pay” vote on compensation in which approximately 75% of the shares voting on the proposal approved the executive compensation reflected in the Company’s 2011 proxy statement.

The Board’s recommendation contained in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders that the advisory “say on pay” vote be held every three years.

While the Company believes the views of its stockholders are important, in light of all of the above factors, the Board has decided to conduct future stockholder advisory votes on executive compensation every three years until the next required “say on pay frequency” vote. As such, the next “say on pay” advisory vote will be held at the Company’s Annual Meeting of Stockholders to be held in 2014 unless the Board of Directors determines that a different frequency for such votes is in the best interests of the Company’s stockholders or until the next advisory “say on pay frequency” vote is held. The next non-binding advisory “say on pay frequency” vote will be held no later than the Company’s Annual Meeting of Stockholders to be held in 2017.

Section 7       Regulation FD

Item 7.01       Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit contains certain information about the Company, its financial and operating results, competitive position, fleet strategy and business strategy.

This information is being presented at meetings with investors or is otherwise being made available to interested parties. Statements in the presentation included as Exhibit 99.1 regarding the airline industry and market conditions for aircraft are based on management’s views of current market conditions.

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the presentation material that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on the Company’s beliefs and assumptions and on information currently available to Company management. Forward-looking statements include statements regarding future unit revenue, future maintenance expenses, future operating expense, the Company’s ability to obtain regulatory approval for extended over water operations of our 757 aircraft to serve Hawaii, the Company’s expected progress on reconfiguration of MD-80 aircraft, ASM growth, departure growth, fleet growth, fixed-fee and other revenues and expected capital expenditures, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause the Company’s results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, the effect of the economic downturn on leisure travel, increases in fuel prices, terrorist attacks, risks inherent to airlines, demand for air services to the Company’s leisure destinations from the markets served by the Company, the ability to implement its growth strategy, unionization efforts,  the Company’s dependence on its leisure destination markets, the Company’s ability to add, renew or replace gate leases, the competitive environment, problems with the Company’s aircraft, dependence on fixed fee customers,  the Company’s reliance on its automated systems, economic and other conditions in markets in which the Company operates, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in the Company’s operating results.

Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9       Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Investor Presentations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGIANT TRAVEL COMPANY

Date: November 9, 2011	By:	/s/ Scott Sheldon
Name: Scott Sheldon Title: Chief Financial Officer

EXHIBIT INDEX

ExhibitNo.	Description of Document
99.1	Investor Presentations.